                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                            GREEN TREE FINANCIAL CORP.



                                            BY: /s/Phyllis A. Knight
                                                --------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996


                                     CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 10/15/96


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                 -------------     ----------
Class A Certificates

(1a) Amount available (including Monthly
     Servicing Fee)                              $5,557,599.67

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         5,557,599.67

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (5.95%)           5.95%
          b. Class A-1 Interest                     177,628.68     3.86149304
          c. Class A-2 Remittance Rate (6.30%)           6.30%
          d. Class A-2 Interest                     210,000.00     5.25000000
          e. Class A-3 Remittance Rate (6.50%)           6.50%
          f. Class A-3 Interest                     178,750.00     5.41666667
          g. Class A-4 Remittance Rate (6.80%)           6.80%
          h. Class A-4 Interest                     481,666.67     5.66666671
          i. Class A-5 Remittance Rate (7.15%)           7.15%
          j. Class A-5 Interest                     166,833.33     5.95833321
          k. Class A-6 Remittance Rate (7.40%)           7.40%
          i. Class A-6 Interest                     407,000.00     6.16666667
          k. Class A-7 Remittance Rate (7.90%,
             unless Weighted Average Contract
             rate is below (7.90%)                       7.90%
          l. Class A-7 Interest                     678,807.50     6.58333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 2


                                     CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 10/15/96


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                --------------   ------------
(4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00            .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  1,844,005.80            N/A
          a. Scheduled Principal                    597,084.63            N/A
          b. Principal Prepayments                1,329,033.16            N/A
          c. Liquidated Contracts                    80,963.22            N/A
          d. Repurchases                                   .00            N/A
          e. Current Month Advanced Principal       516,856.75            N/A
          f. Prior Month Advanced Principal       (679,931.96)            N/A

     (6)  Pool Scheduled Principal Balance      463,181,912.79

     (6b) Adjusted Pool Principal Balance       462,665,056.04   974.67849152
     (6c) Pool Factor                               0.97467849

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date          .00

     (8)  Class A Percentage for such Remittance
          Date                                          92.34%

     (9)  Class A Percentage for the following
          Remittance Date                               92.31%

     (10) Class A Principal Distribution:
          a. Class A-1                            1,844,005.80    40.08708261
          b. Class A-2                                     .00            .00
          c. Class A-3                                     .00            .00
          d. Class A-4                                     .00            .00
          e. Class A-5                                     .00            .00
          f. Class A-6                                     .00            .00
          g. Class A-7                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3


                                                     CUSIP#'S 393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 10/15/96


                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   ------------
 (11)  Class A-1 Principal Balance               33,980,265.04   738.70141391
(11a)  Class A-1 Pool Factor                         .73870141

 (12)  Class A-2 Principal Balance               40,000,000.00   1000.0000000
(12a)  Class A-2 Pool Factor                        1.00000000

 (13)  Class A-3 Principal Balance               33,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                        1.00000000

 (14)  Class A-4 Principal Balance               85,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                        1.00000000

 (15)  Class A-5 Principal Balance               28,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                        1.00000000

 (16)  Class A-6 Principal Balance               66,000,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                        1.00000000

 (17)  Class A-7 Principal Balance              103,110,000.00   1000.0000000
(17a)  Class A-7 Pool Factor                        1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4

                                                              CUSIP#'S 393505
                                                              MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                              TRUST ACCOUNT #80-4139100
                                                              REMITTANCE DATE: 10/15/96

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

      (19)           31-59 days                        3,232,070.71           103

      (20)           60 days or more                   1,715,420.09            51

      (21)           Current Month Repossessions         536,668.21            18

      (22)           Repossession Inventory              652,902.93            24

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)            Sixty-Day Delinquency Ratio for current Remittance Date  .37%

      (b)            Average Sixty-Day Delinquency Ratio (arithmetic
                     average of ratios for this month and two preceding
                     months; may not exceed 3.5%)                             .19%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)            Thirty-Day Delinquency Ratio for current Remittance Date .70%

      (b)            Average Thirty-Day Delinquency Ratio (arithmetic
                     average of ratios for this month and two preceding
                     months; may not exceed 5.5%)                             .52%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                September 1996
                                    Page 5

                                            CUSIP#'S        393505-
                                            MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                            TRUST ACCOUNT #80-4139100
                                            REMITTANCE DATE: 10/15/96

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5%
          from May 1, 2000 to April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and and 9.5% thereafter)           .01%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date                        19,246.30

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding Remittance and for
          current Remittance Date; may not exceed 2.25%)                                   .04%

(27) Class M-1 Principal Balance Test.,
     (a)  The sum of Class M-1 Principal Balance and Class B Principal Balance
          (before distributions on current Remittance Date) divided by Pool
          Scheduled Principal Balance as of preceding Remittance Date (must
          equal or exceed 25.5%)                                                         15.84%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date greater than $7,437,576.00           .00

     (b)  Class B Principal Balance (before any distributions on current Remittance
          Date) divided by pool Scheduled Principal Balance as of preceding
          Remittance Date is equal to or greater than 12.00%                              7.66%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               September,  1996     CUSIP NO. 393505MR0
                                   Page 6           TRUST ACCOUNT #80-4139100
                                                    REMITTANCE DATE: 10/15/96

                                                       Total      $Per $1,000
                                                       Amount       Original
                                                    ------------  -----------
  CLASS M1 CERTIFICATES
  ---------------------
(29) Amount available (including Monthly
     Servicing Fee)                                 1,412,907.70

A.   Interest
(30) Aggregate interest
     a.    Class M-1 Remittance Rate (7.75%,
           unless Weighted Average Contract
           Rate is below 7.75%)                             7.75%
     b.    Class M-1 Interest                         245,255.21     6.4583338

(31) Amount applied to Class M-1 Interest
      Deficiency Amount                                      .00           0

(32) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                       .00           0

(33) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall                .00          0

(34) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall                .00          0

B.   Principal
(35) Formula Principal Distribution Amount                   .00         N/A
     a.   Scheduled Principal                                .00         N/A
     b.   Principal Prepayments                              .00         N/A
     c.   Liquidated Contracts                               .00         N/A
     d.   Repurchases                                        .00         N/A

(36) Class M-1 Principal Balance                   37,975,000.00  1000.00000000
(36a)Class M-1 Pool Factor                            1.00000000

(37) Class M-1 Percentage for such Remittance Date           .00%

(38) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                .00     0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance Date           .00


                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                            CLASS M1 CERTIFICATES      CUSIP NO. 393505 MS8,MT6
                                MONTHLY REPORT         TRUST ACCOUNT #80-4139100
                                September, 1996        REMITTANCE DATE: 10/15/96
                                    Page 7

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                     ------------   -----------
     (39)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance
           Date                                              .00

     (40)  Class M-1 Percentage for the following
           Remittance Date                                   .00%

Class B1 Certificates
---------------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                         1,167,652.49

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                           7.80%

(3)  Aggregate Class B1 Interest                      123,402.50   6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                   .00          .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                      .00          .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

(8a) Class B Percentage for such Remittance Date             .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996        CUSIP NO. 393505 MS8, MT6
                                    Page 8             TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 10/15/96

                                                            Total  $             Per $1,000
                                                             Amount               Original
                                                         ---------------      ----------------
          (10a)   Class B1 Principal Shortfall                       .00


          (10b)   Unpaid Class B1 Principal Shortfall                .00


          (11)    Class B Principal Balance                35,599,791.00


          (12)    Class B1 Principal Balance               18,985,000.00


    Class B2 Certificates
    ---------------------
(13)   Remaining Amount Available                           1,044,249.99

(14)   Class B-2 Remittance Rate (8.10%
       unless Weighted Average Contract
       Rate is less than 8.10%)                                    8.10%

(15)   Aggregate Class B2 Interest                            112,149.84         6.75000005

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                         .00                .00

(17)   Remaining Unpaid Class B2
       Interest Shortfall                                            .00                .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                      .00

(19)   Class B2 Principal Liquidation Loss Amount                    .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                          .00

(21)   Guarantee Payment                                             .00

(22)   Class B2 Principal Balance                          16,614,791.00


             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
      PASS-THROUGH CERTIFICATES, SERIES 1996-4
              CLASS M1 CERTIFICATES
                MONTHLY REPORT
                 September, 1996                CUSIP NO. 393505 MS8, MT6
                    Page 9                      TRUST ACCOUNT #80-4139100
                                                REMITTANCE DATE: 10/15/96

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                       ----------     ----------

     (23) Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green
          Tree Financial Corporation is not the
          Servicer; deducted from funds remaining
          after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class
          B-2 Distribution Amount; if the Company
          or Green Tree Financial Corporation
          is the Servicer)                             193,828.75

     (24) 3% Guarantee Fee                             738,271.40

     (25) Class C Residual Payment                            .00

     (26) Class M-1 Interest Deficiency on such
          Remittance Date                                     .00

     (27) Class B-1 Interest Deficiency on such
          Remittance Date                                     .00

     (28) Repossessed Contracts                        536,668.21

     (29) Repossessed Contracts Remaining
          in Inventory                                 652,902.93

     (30) Weighted Average Contract Rate                 10.05327

                                     GTFC
                                    1996-4
                                September 1996
                              Defaulted Contracts


                                                                     Estimated
                                                                      Loss At
Account#           Principal        Interest       Amount            Sale Date
--------           ----------       --------       ----------       -----------
85318645            40,733.40        253.90         40,987.30        11,246.23
96321925            40,229.82        250.76         40,480.58         7,500.07

TOTALS             $80,963.22       $504.66        $81,467.88       $18,746.30
                   ==========       =======        ==========       ==========